                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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             Rule 14a-6(e)(2))
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         | | Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

Atchison Casting Corporation
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                                     [LOGO]
                          ATCHISON CASTING CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held December 12, 2002

         Notice is hereby given that the Annual Meeting of Stockholders of
Atchison Casting Corporation (the "Company") will be held at the offices of the
Company, 400 South Fourth Street, Atchison, Kansas, on Thursday, December 12,
2002, at 11 a.m. (Central Time) for the following purposes:

          1.   To elect two Class III Directors to serve for a term of three years.

          2.   To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on October 21,
2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. If you own stock in Atchison
Casting Corporation as of that date, you are cordially invited to attend the meeting.

         Your vote is important. Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and promptly return it in the envelope provided. No postage is necessary if mailed in the United States. If you attend the meeting, we will be glad to return your proxy so that you may vote in person.

                  PLEASE RETURN YOUR PROXY - THANKS!

                                         By Order of the Board of Directors,

                                         /s/ Thomas K. Armstrong, Jr.

                                         Thomas K. Armstrong, Jr.
                                         Chairman of the Board and
                                         Chief Executive Officer
Atchison, Kansas
November 6, 2002

                          ATCHISON CASTING CORPORATION
                             400 South Fourth Street
                           Atchison, Kansas 66002-0188
                                 (913) 367-2121

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Stockholders
                          to be held December 12, 2002

                               GENERAL INFORMATION

         This proxy statement is being furnished to you on or about November 6,
2002, in connection with the solicitation of proxies by the Board of Directors of Atchison Casting Corporation, a Kansas corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Company's offices, 400
South Fourth Street, Atchison, Kansas, at 11:00 a.m. (Central Time) on Thursday,
December 12, 2002. The Company will use the proxies it receives to: (i) elect two Class III directors and (ii) to transact other business properly coming before the Annual Meeting. In order to provide every stockholder with an opportunity to vote on all matters scheduled to come before the Annual Meeting and to be able to transact business at the meeting, proxies are being solicited by the Company's Board of Directors. Upon execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies, in accordance with the stockholder's directions. You may vote on a matter by marking the appropriate box on the proxy or, if no box is marked for a specific matter, the shares will be voted as recommended by the
Board of Directors on that matter.

         You may revoke the enclosed proxy at any time before it is voted by (i)
notifying the Secretary of the Company in writing before the Annual Meeting,
(ii) exercising a proxy of a later date and delivering such later proxy to the
Secretary of the Company prior to the Annual Meeting or (iii) attending the
Annual Meeting and voting in person. Unless the proxy is revoked or is received in a form that renders it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

         The Company will bear the cost of solicitation of proxies, which will be principally conducted by the use of the mails; however, certain officers and employees of the Company may also solicit proxies by telephone, telegram or personal interview. Such expense may also include ordinary charges and expenses of brokerage firms and others, for forwarding soliciting material to beneficial owners.

         On October 21, 2002, the record date for determining stockholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote 7,723,031 shares of common stock, par value $.01 per share (the "Common
Stock"). Each outstanding share of Common Stock entitles the record holder to one vote.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, elected for terms of three years and until their successors are elected and qualified. Two Class
III directors are to be elected at the meeting. The proxies named in the accompanying proxy intend to vote for the election of Vladimir Rada and William
Bullard. In the event Mr. Rada or Mr. Bullard should become unavailable for election, which is not anticipated, the proxies will be voted for such substitute nominees as may be nominated by the Board of Directors. The nominees for election as Class III directors who receive the greatest number of votes cast for election of the directors at the meeting, a quorum being present, shall be elected as directors of the Company. Abstentions, broker nonvotes and instructions on the accompanying proxy card to withhold authority to vote for a nominee will result in the nominee receiving fewer votes.

Information Concerning Nominees

         The following table sets forth information with respect to the nominees to the Board of Directors.

Class III - Term Expiring 2005

                              Principal Occupation and
Name                    Age   Five-Year Employment History
----                    ---   ----------------------------

Vladimir Rada           48    Director since July 2002.  Since December 2001, Mr.
                              Rada has been a charter member and partner in
                              SKOFORGE, s.r.o.  From November 1994 to October 2001,
                              he served as Executive and Director of both SKODA Steel,
                              konsorcium and SKODA, Kovarny, Plzen, s.r.o.

William Bullard   52          Director since May 2002.  Since 1986, Mr. Bullard
                              has been President of Silver Spring Holdings, Inc.,
                              a private investment bank  From 1989 to 1994, he
                              served as Chairman, President and Chief Executive
                              Officer of American Mirrex Corporation.

Information Concerning Directors Continuing in Office

         The following table sets forth information with respect to the directors who are continuing in office for the respective periods and until their successors are elected and qualified.

Class I - Term Expiring 2003

                              Principal Occupation and
Name                    Age   Five-Year Employment History
----                    ---   ----------------------------

Thomas K. Armstrong     48    Chairman of the Board, President and Chief Executive
                              Officer since May 2002. Director since December 2001.
                              Chief Operating Officer - North America from
                              March 1999 to May 2002. From 1987 to 1999, Mr.
                              Armstrong served as President of Texas Steel Co.,
                              a subsidiary of Citation Corporation.  From
                              1997 to 1999 he has served as President of the
                              Steel Founders' Society of America.

Hugh H. Aiken           58    Vice President since May 2002. Director since June
                              1991.  Chairman of the Board, President and Chief
                              Executive Officer from June 1991 to May 2002.

Class II - Term Expiring 2004
                              Principal Occupation and
Name                    Age   Five-Year Employment History
----                    ---   ----------------------------

Michael v.B. Nagel      61    Director since May 2002.  Since 2001, Mr. Nagel,
                              has been a partner with the Tallis Group, an
                              U.K.-based executive search firm.  He served as
                              Senior Adviser to the Romanian Ministry of SME's
                              from 2000 to 2001.  From 1997 to 1999, he was the
                              Managing Director of Pricewaterhouse Poland.

Stanley B. Atkins       60    Director since September  2002.  Since June 2001,
                              Mr. Atkins has been President of Highland Sales
                              Group, Inc., a consulting, sales and marketing
                              firm.  Since November 2000, he has been President
                              of Omega Business Development, Inc.  From 1991 to
                              2000, Mr. Atkins was employed by Citation
                              Corporation and during that time he held the
                              following positions: Vice-President - Sales,
                              Vice-President - Marketing, Corporate Secretary
                              and Vice-President - Corporate Planning and
                              Development.

Committees of the Board of Directors

         The standing committees of the Board of Directors are an Audit
Committee and a Compensation Committee.

         The Audit Committee consists of Mr. Bullard, Mr. Nagel and Mr. Atkins.
Mr. Bullard is the Chairman of the Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Company's financial reporting process and internal control system; reviews and appraises the audit efforts of the Company's independent auditors and internal auditors; and
provides an open avenue of communication among the independent auditors, financial and senior management, the internal auditors and the Board of
Directors. Each member of the Audit Committee is independent, as defined in
Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock
Exchange.

         The Compensation Committee consists of Mr. Nagel and Mr. Bullard. Mr.
Nagel is the Chairman of the Compensation Committee. The Compensation Committee
annually reviews and makes recommendations to the Board of Directors regarding compensation arrangements with the executive officers of the Company and reviews and approves the procedures for administering employee benefit plans of all types.

         During the 2002 fiscal year, the Board of Directors met 7 times, the Audit
Committee met 2 times and the Compensation Committee met 2 times. During the
2002 fiscal year each Director attended all of the meetings of the Board of
Directors and the committees on which they served, that occurred after such directors' appointment to the Board of Directors.

                             AUDIT COMMITTEE REPORT

         On October 17, 2002, the Board of Directors of the Company amended the
Audit Committee Charter, upon the recommendation of the Audit Committee. The
Audit Committee Charter, as amended, is attached to this Proxy Statement as
Appendix A.

         On April 16, 2002, the Board of Directors of the Company, upon recommendation of the Audit Committee of the Company, adopted resolutions dismissing Deloitte & Touche LLP as the Company's independent auditor and engaging KPMG LLP as the new independent auditor of the Company. The reports of
Deloitte & Touche LLP on the consolidated financial statements of the Company for the years ended June 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. Deloitte & Touche LLP's audit report on the consolidated financial statements of the Company for the year ended June 30,
2001 included an explanatory paragraph concerning the Company's ability to continue as a going concern. Deloitte & Touche LLP's audit report on the restated consolidated financial statements of the Company for the year ended
June 30, 2000 included explanatory paragraphs emphasizing that the consolidated financial statements had been restated and that certain debt had been classified as current due to debt covenant violations.

         During the years ended June 30, 2001 and 2000, and any subsequent interim period preceding April 16, 2002, there were no disagreements between the
Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Deloitte & Touche LLP, if not resolved to the satisfaction of
Deloitte & Touche LLP, to make a reference to the subject matter of the disagreements in connection with its reports.

         Following the completion of its audits of the consolidated financial statements of the Company for the years ended June 30, 2001 and 2000 (as restated), Deloitte & Touche LLP reported to, and discussed with, the Audit
Committee of the Company that certain matters that it considered to be reportable conditions under standards established by the American Institute of
Certified Public Accountants were noted in the internal control of the Company.
According to Deloitte, these conditions related to ineffective operation of established policies and procedures in place for the review of foundry accounting and reporting information in the years ended June 30, 2001 and 2000, and to ineffective monitoring of the cash reconciliation process in the year ended June 30, 2000.

         While the Company does not believe that the matters considered to be reportable conditions by Deloitte & Touche LLP are required to be disclosed under the rules and regulations promulgated by the Securities and Exchange
Commission, the Company has disclosed them at the request of Deloitte & Touche
LLP. The Company has authorized Deloitte & Touche LLP to respond fully to inquiries from KPMG LLP, as the successor independent auditor of the Company, concerning such matters.

         During the years ended June 30, 2001 and 2000, and any subsequent interim period preceding April 16, 2002, the Company did not consult with KPMG
LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, the type of audit opinion that might be rendered with respect to the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with KPMG LLP, the
Company's independent auditors, the matters required to be discussed by
Statement on Auditing Standards No. 61. In addition, the Audit Committee has received from KPMG LLP the written disclosures and the letter required by
Independence Standards Board Standard No. 1. The Audit Committee has reviewed the materials received from the independent auditors and has met with representatives of KPMG LLP to discuss the auditor's independence. The Audit
Committee has considered whether the non-audit services provided by KPMG LLP to the Company is compatible with the auditor's independence.

         Based on the Audit Committee's review of the above items and the discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the Commission.

         This report is submitted by the members of the Audit Committee.

         William Bullard
         Michael v.B. Nagel
         Stanley B. Atkins

Audit Fees

         The aggregate fees billed by Deloitte & Touche LLP, the member firms of
Deloitte Touche Tohmatsu, and their respective affiliates (collectively,
"Deloitte") for professional services rendered for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the
quarters ended September 30, 2001 and December 31, 2001 were $12,000.

         The aggregate fees billed by KPMG LLP for professional services rendered for the review of the financial statements included in the Quarterly
Report on Form 10-Q for the quarter ended March 31, 2002 and the audit of the
Company's annual consolidated financial statements for the fiscal year ended
June 30, 2002 were $430,390.

Financial Information Systems Design and Implementation Fees

         There were no fees billed by Deloitte or KPMG for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2002.

All Other Fees

         The aggregate fees billed by Deloitte for services rendered to the
Company, other than the services described above under "Audit Fees" and
"Financial Information Systems Design and Implementation Fees", for the fiscal year ended June 30, 2002 were $748,498, which represents fees for tax services and audits of certain employee benefit plans.

         The aggregate fees billed by KPMG LLP for services rendered to the
Company, other than the services described above under "Audit Fees" and
"Financial Information Systems Design and Implementation Fees", for the fiscal year ended June 30, 2002 were $87,004, which represents fees for tax services.

Compensation of Directors

         Non-employee directors receive a fixed fee of $8,000 each year and
$4,000 for each quarterly meeting of the Board of Directors attended, all or part of which may be paid in cash or Common Stock, at their election. The payment of fees in Common Stock has been suspended by the Company. In addition, the Company reimburses directors for expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof. Upon their initial election, each non-employee director appointed before August 2002 was granted an option to purchase 10,000 shares of Common Stock at an exercise price per share equal to its fair market value on the date of grant pursuant to the Atchison Casting Non-Employee Director Option Plan. Options to purchase shares of Company Common Stock have been granted for the full number of shares available for issuance under the Plan and therefore, no new grants will be made pursuant to the Plan.

Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended June 30, 2002, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Board's Compensation Committee, nor did any current or past officers of the Company serve on the Compensation
Committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors of the Company is
responsible for reviewing and approving policies, practices and procedures relating to executive compensation and the establishment and administration of employee benefit plans. The overall goal of the Compensation Committee is to attract and retain strong management and to base incentive compensation on both individual performance and the Company's overall success. The key elements of the Company's executive compensation package are discussed below, and include base salary, annual bonuses, and long-term incentives.

         The Company's executive officers are compensated with base salary, annual bonuses, incentive stock options and by the Company's normal fringe benefits.

         The base salary of most executive officers, including the chief executive officer (the "CEO"), is determined by a subjective process of negotiation and evaluation of performance involving the officer, the CEO and the
Compensation Committee. Mr. Armstrong does not have a written employment agreement with the Company. As of July 1, 2002, Mr. Armstrong's base annual salary was $220,000. Mr. Aiken, who served as CEO of the Company during fiscal
2002 through May 2002, previously had an employment agreement for his service as
CEO. As part of his transition to Vice President, in June 2002, Mr. Aiken and the Company entered a new employment agreement with the Company, which supersedes and replaces the prior agreement. Mr. Aiken's agreement is described in the section entitled "Employment Contracts."

         The annual bonus for executive officers for fiscal 2002 was based on the return on net assets employed or "ROA" on a quarterly and annual basis.
Targets are set by the Board of Directors for the fiscal year ROA (fiscal 2002)
of each executive's subsidiary or operating group. In the case of the CEO and the chief financial officer, the targets were based on consolidated earnings for the entire Company. The amount of bonus which was to be earned if ROA (fiscal
2002) reached 100% of target was also set by the Board, and was 100% of base salary for the CEO and 25% to 40% of base salary for other corporate officers.
For fiscal 2002, the bonus was calculated based on quarterly and annual targets.
If all of the targets are reached, the officer receives 100% of his bonus. For any percentage of actual ROA (fiscal 2002) above the target, the amount of the calculated bonus at 100% of the target is increased by the same percentage. A minimum level of ROA (fiscal 2002) is also set, below which no bonus is paid. At
ROA (fiscal 2002) above the minimum threshold the bonus is pro-rated based on the relation of actual ROA (fiscal 2002) to the target and the minimum threshold. During fiscal 2002, bonuses to executive officers ranged from 0% to
41% of the amount of their bonus set by the Board.

         The Compensation Committee may raise or lower a bonus at its discretion, based on an individual's overall performance.

         Incentive stock options are granted by the Company to eligible employees under the Company's 1993 Incentive Stock Plan. The number of options granted is determined by the Compensation Committee after considering subjective criteria such as the employee's performance, the employee's value to the Company and the use of options at other companies.

         This report has been issued over the names of each member of the
Compensation Committee, Michael v.B. Nagel and William Bullard.

                             EXECUTIVE COMPENSATION

         The table below sets forth information concerning the annual and long-term compensation paid to the Chief Executive Officer and the four other most highly paid executive officers whose compensation exceeded $100,000 during the last fiscal year.

                                                 Summary Compensation Table

                                                                      Long Term
                                                                    Compensation
                                                                       Awards
                                                                     Securities
                                                                     Underlying
          Name and                        Annual Compensation        Options/      All Other
     Principal Position           Year    Salary($)   Bonus($)        SARs(#)    Compensation($)

Thomas K. Armstrong.......        2002   $ 181,852        None         65,000        $ 8,063(1)
 Chairman of the                  2001   $ 180,000        None         5,000         $ 7,875
 Board, President and             2000   $ 180,000        None         15,000        $ 8,438
 Chief Executive
 Officer

Hugh H. Aiken.............        2002   $ 277,192        None         20,000        $ 8,063(1)
 Vice President(2)                2001   $ 289,000        None         20,000        $ 7,875
                                  2000   $ 271,088      $ 32,288       20,000        $ 7,688

John R. Kujawa............        2002   $ 156,250      $ 24,750       10,000        $ 8,063(1)
  Vice President                  2001   $ 150,000      $ 13,875       4,000         $ 7,875
                                  2000   $ 150,000      $ 28,336       4,000         $ 7,100

James Stott...............        2002   $ 129,700        None         4,000         None
  Vice President                  2001   $ 135,408        None         2,000         $ 7,109
                                  2000   $ 135,408        None          None         $ 6,094

Kevin T. McDermed.........        2002   $ 106,152        None         8,000        $ 6,342(1)
  Vice President, Chief           2001   $ 107,496        None         5,000         $ 6,450
  Financial Officer,              2000   $ 107,496       $ 4,703        None         $ 6,450
  Treasurer and Secretary

_______________________________

(1)  Consists solely of Company contributions to the Company's 401(k) savings plan for the benefit of the executive.
(2)  Mr. Aiken was the Chairman of the Board, President and Chief Executive
     Officer of the Company until May 2002.

                                         Option/SAR Grants in Last Fiscal Year
                                                                                     Potential Realizable Value
                                                                                       At Assumed Annual Rates
                                                                                     of Stock Price Appreciation
                                            Individual Grants                            for Option Term
                                ---------------------------------------------------  ---------------------------
                                Number of     % of Total
                                Securities   Options/SARs
                                Underlying    Granted to    Exercise or
                               Options/SARs  Employees in      Base     Expiration
Name                          Granted(#)(1)   Fiscal Year  Price ($/Sh)    Date          5%($)      10%($)
----                          -------------   -----------  ------------    -----         -----      ------
Thomas K. Armstrong.......      15,000           7.48%        $ 2.90      7/26/11       $27,357     $23,269
                                50,000          24.94%        $ 0.74      5/23/12       $69,328     $58,968

Hugh H. Aiken.............      20,000           9.98%        $ 2.85      6/30/11       $ 35,847    $90,843

John R. Kujawa............      10,000           4.99%        $ 2.90      7/26/11       $ 18,238    $46,219
James Stott...............       4,000           2.00%        $ 2.90      7/26/11       $ 7,295     $18,487
Kevin T. McDermed.........       8,000           3.99%        $ 2.90      7/26/11       $ 14,590    $36,975

(1)      All options are rights to buy Common Stock of the Company. The options granted are subject to a three-year vesting schedule commencing one year from the date of the grant, with one-third of the grant vesting on each of the three anniversaries from the grant date.

                                                      Aggregated Option/SAR Exercises in Last
                                                     Fiscal Year and FY-End Option/SAR Values

                                                 Number of                        Value of
                                                 Securities                      Unexercised
                                                 Underlying                     In-the-Money
                                                Unexercised                    Options/SARs at
                                              Options/SARs at                     FY-End($)
                                                 FY-End(#)                Exercisable/Unexercisable
Name                                     Exercisable/Unexercisable        -------------------------
----                                     -------------------------
Thomas K. Armstrong................            46,667/73,333                        $ 0/0

Hugh H. Aiken......................            120,000/40,000                       $ 0/0

John R. Kujawa.....................            20,000/14,000                        $ 0/0

James Stott........................             15,667/5,333                        $ 0/0

Kevin T. McDermed..................             14,667/8,333                        $ 0/0

                      Equity Compensation Plan Information

------------------------------ ------------------------------ ----------------------------- ------------------------
         Plan category          Number of securities to be      Weighted average exercise    Number of securities
                                  issued upon exercise of     price of outstanding options, remaining available for
                                   outstanding options,            warrants and rights          future issuance
                                    warrants and rights
------------------------------ ------------------------------ ----------------------------- ------------------------
Equity compensation plans                 597,233                         $8.52                     340,361
approved by security holders
------------------------------ ------------------------------ ----------------------------- ------------------------
Equity compensation plans not            70,000(1)                        $9.96                     10,000
approved by security holders
------------------------------ ------------------------------ ----------------------------- ------------------------
Total                                     667,233                         $8.67                     350,361
------------------------------ ------------------------------ ----------------------------- ------------------------
(1)  Does not include shares granted to non-employee directors pursuant to their election to receive directors' fees in Company Common Stock in lieu of cash.

         For a description of the equity compensation plans that have not been approved for the Company's shareholders, please refer to the section entitled
"Director Compensation" for a discussion of the Atchison Casting Non-Employee
Director Option Plan and the unwritten plan whereby directors have previously been able to elect to receive their fees in Company Common Stock in lieu of cash. There are no other equity compensation plans of the Company that have not been approved by the Company's stockholders.

Employment Contracts

         In connection with Mr. Aiken's voluntary change in position with the
Company from Chairman, President and Chief Executive Officer to Vice President,
the Company and Mr. Aiken have entered into a new employment agreement effective as of July 1, 2002. This agreement replaces and supersedes any prior employment and change of control agreements between Mr. Aiken and the Company. The agreement has an initial term of three years, renewable for additional one year terms, and provides for an annual base salary of $144,500, retention payments of
$12,041.66 payable monthly for 36 months, annual incentive pay at the discretion of the Board of Directors and stock options to purchase 20,000 shares of the
Company's Common Stock. The agreement also provides for a severance payment in the amount of two times Mr. Aiken's annual base salary in effect as of June
2002, less the aggregate amount of retention payments paid to Mr. Aiken, in the event of his death or disability during the initial three year term of the agreement. If Mr. Aiken's employment with the Company is terminated for a reason other than cause (as defined in the agreement) or death or disability during the initial three year term of the agreement, the agreement provides for a severance payment of three times his annual base salary in effect as of June 2002 less the aggregate amount of retention payments paid to Mr. Aiken. After the initial three year term of the agreement, Mr. Aiken is entitled to a severance payment totaling three months of his annual base salary if he is terminated for any reason other than for cause, disability or death. Additionally, the agreement provides for a payment in the amount of three times Mr. Aiken's annual base salary in effect as of June 2002, less the aggregate amount of retention payments paid to Mr. Aiken, in the event of a change of control (as defined in the agreement) of the Company during the term of the agreement.

         The Board has approved an arrangement providing for a payment to Mr.
Armstrong of two times his annual salary in the event of a hostile change of control (as defined by the Board).

Pension Benefits

         The Company maintains a qualified defined benefit pension plan, the
Salaried Employees Retirement Plan of Atchison Casting Corporation (the
"Retirement Plan"), of which Mr. Aiken, Mr. Kujawa and Mr. McDermed are participants. The estimated annual benefits payable under the Retirement Plan payable upon retirement at various years of credited service and at different levels of remuneration are as follows:

Remuneration                   Years of Credited Service at Retirement
------------           ----------------------------------------------------
                           15        20       25        30         35
                           --        --       --        --         --

$ 50,000                $16,520   $17,088  $17,655   $18,223    $18,791
  75,000                 26,520    27,713   28,905    30,098     31,291
 100,000                 36,520    38,338   40,155    41,973     43,791
 125,000                 46,520    48,963   51,405    53,848     56,291
 150,000                 56,520    59,588   62,655    65,723     68,791
 175,000                 66,520    70,213   73,905    77,598     81,291
 200,000(1)              76,520    80,838   85,155    89,473     93,791

_______________________________

(1)  Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, and the Omnibus Budget Reconciliation Act of 1993 limit the amount of compensation that can be considered in computing benefits under a qualified defined benefit pension plan. For 2002, the maximum amount of compensation allowed for use in calculating an individual's pension benefits is
     $200,000. This limit may be raised in the future by annual cost-of-living adjustments determined by the U.S. Secretary of the Treasury.

         The remuneration covered by the Retirement Plan is the average of the highest five consecutive years during all years of service prior to eligibility to receive benefits under the Retirement Plan of total cash remuneration, including salary and bonus (both as reported in the Summary Compensation Table)
paid or accrued and payable in the year following accrual. As of the end of fiscal 2002, Mr. Aiken and Mr. Kujawa each had thirteen years of service credited under the Retirement Plan and Mr. McDermed had twenty years of service credited under the Retirement Plan Benefits shown are computed as life-only annuities beginning at age 65 and are not reduced for Social Security benefits.

                    PERFORMANCE OF THE COMPANY'S COMMON STOCK

         The graph set forth below compares the percentage change in cumulative stockholder return of the Company's Common Stock, from June 30, 1997 to June 28,
2002 (the last trading day prior to the Company's fiscal year end), against certain other indices.

         For the prior five years, the Company has used the cumulative return of the Index for the New York Stock Exchange (U.S. Companies only) (the "NYSE
Index"), and an index prepared by the Center for Research in Security Prices at the University of Chicago Graduate School of Business consisting of stocks of
U.S. companies traded on the New York Stock Exchange that transact business in primary metals industries (S.I.C. 3300-3399) (the "NYSE Metals Industry Index")
covering the same time period.

         As a result of the change in trading of the Company's Common Stock from the New York Stock Exchange to the Over-The-Counter Bulletin Board (OTC) in June
2002, the Company has decided to change the indices identified above to the cumulative return of the Index for the Russell 2000 (the "Russell 2000 Index"),
and an index prepared by the Center for Research in Security Prices at the
University of Chicago Graduate School of Business consisting of stocks of U.S.
companies traded on the American Stock Exchange that transact business in primary metals industries (S.I.C. 3300-3399) (the "AMEX Metals Industry Index")
covering the same time period. In accordance with SEC regulations, both the former and current indices are presented in the following graph this year.

---------------------------- ------------- ---------- ----------- ---------- ----------- ----------
                               06/30/1997  06/30/1998  06/30/1999 06/30/2000  06/29/2001 06/28/2002
                             ------------  ----------  ---------- ----------  ---------- ----------
Atchison Casting Corporation    100.0         107.5       62.4       34.6        22.6        1.9
Russell 2000 Index              100.0        116.13      117.14     132.38      129.50     116.87
AMEX Metals Industry Index      100.0         158.5       154.5      52.4        56.9       33.5
NYSE Index                      100.0         128.2       146.7      146.5      147.2       129.3
NYSE Metals Industry Index      100.0         97.5        110.2      92.9       118.2       108.2
---------------------------- ------------- ---------- ----------- ---------- ----------- ----------

         Upon written request, we will provide any stockholder, without charge, a list of the component issues in either of the indexes. The graph is based on
$100 invested on June 30, 1997, in the Company's Common Stock and each of the indexes, each assuming dividend reinvestment. The historical stock price performance shown on this graph is not necessarily indicative of future performance.

         CERTAIN BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

         The following table sets forth information as of October 15, 2002, concerning the shares of Common Stock beneficially owned by (i) each person known by the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, (ii) each of the directors of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power over the shares listed.

                                                   Number of Shares     Percentage of Common
Name of Individual or Group                      Beneficially Owned         Stock Owned
---------------------------                      ------------------         -----------
Edmundson International, Inc. (1)..................... 925,157                  12.0%
     227 West Monroe Street, Suite 3000
     Chicago, IL  60606
Liberty Wanger Asset Management, L.P. (2)..............543,400                  7.0%
     227 West Monroe Street, Suite 3000
     Chicago, IL  60606
Dimensional Fund Advisors, Inc. (3)....................701,800                  9.1%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, CA  90401
Ingalls & Snyder LLC (4)...............................327,866                  4.2%
     61 Broadway
     New York, NY 10006
Royce & Associates, Inc. (5)...........................591,800                  7.7%
     1414 Avenue of the Americas
     New York, NY 10019
Benson Associates, LLC (6)............................499,600                   6.5%
     111 S.W. Fifth Avenue, Suite 2130
     Portland, OR 97204
Thomas K. Armstrong(7).................................114,280                  1.5%
Hugh H. Aiken (8)..................................... 532,204                  6.8%
Michael v.B. Nagel (9)..................................20,130                   *
William Bullard(10).....................................30,870                   *
Vladimir Rada(11).......................................10,000                   *
Stanley B. Atkins(12) .......................................0                   0%
John R. Kujawa(13)......................................51,753                   *
James Stott(14).........................................17,667                   *
Kevin T. McDermed(15)...................................48,161                   *
All directors and executive............................710,785                  8.9%
     officers as a group (10 persons)(16)

-------------------
*     Less than 1% of Common Stock outstanding.

(1)    Based on a Schedule 13D Amendment No. 1 dated September 29, 2000, (a)
       Edmundson International Inc., Consolidated Electrical Distributors, Inc.,
       Portshire Corp., Lincolnshire Associates, Ltd. and David D. Colburn,
       President of Portshire Corp., share voting and dispositive power over
       40,000 of shares or approximately .5% of the outstanding shares of Common
       Stock, (b) Employees' Retirement Plan of Consolidated Electrical
       Distributors, Inc. and David D. Colburn, a member of the investment committee of the Employees' Retirement Plan of Consolidated Electrical
       Distributors, Inc., share voting and dispositive power over 506,512 shares or approximately 6.6% of the outstanding shares of Common Stock,
       (c) Employees' Retirement Plan of Hajoca Corporation has sole voting and dispositive power over 169,600 shares or approximately 2.2% of the outstanding shares of Common Stock, (d) Dunton Foundries, LLC, of which
       David D. Colburn is the sole manager, has sole voting and dispositive power over 189,500 shares or approximately 2.5% of the outstanding shares of Common Stock, (e) David D. Colburn has sole voting and dispositive power over 23,966 shares or 0.3% of the outstanding

                                       12

       shares of Common Stock, (f) Keith W. Colburn Retirement Plan has sole voting and dispositive power over 2,000 shares of Common Stock, and (g)
       Keith W. Colburn Trust has sole voting and dispositive power over 2,000 shares of Common Stock. The reporting persons, although disclaiming membership in a group, have nonetheless authorized Edmundson International,
       Inc. to file this Amendment No. 1 to Schedule 13D as a group on behalf of each of them.
(2)    Based on a Schedule 13G Amendment No. 7 dated February 13, 2002, Liberty
       Wanger Asset Management, L.P. ("WAM") is an investment adviser, which shares voting and dispositive powers with WAM Acquisition GP, Inc., its general partner. WAM also shares voting and dispositive powers with certain of its clients, including Liberty Acorn Investment Trust, an investment company that shares voting and dispositive powers over 420,000 shares or approximately 5.5% of the outstanding shares of Common Stock.
(3)    Based on a Schedule 13G Amendment No. 1 dated January 30, 2002,
       Dimensional Fund Advisors, Inc. ("DFA") is an investment adviser to certain investment companies and in such role possesses sole voting and dispositive powers over the shares; however, DFA disclaims beneficial ownership of such shares which are owned by certain of its advisory clients.
(4)    Based on a Schedule 13G Amendment No. 8 dated December 31, 2001, Ingalls
       & Snyder LLC is a broker-dealer which shares voting and dispositive powers over 309,565 of such shares.
(5)    Based on a Schedule 13G Amendment No. 1 dated February 7, 2002, Royce &
       Associates, Inc. ("Royce") an investment adviser has sole voting and dispositive power over the shares. Charles M. Royce is a controlling person of Royce but disclaims beneficial ownership of the shares owned by
       Royce.
(6)    Based on a Schedule 13G dated February 13, 2002, Benson Associates, LLC is an investment adviser, which shares voting and dispositive powers with certain of its clients who do not beneficially own 5% of more of the outstanding shares of Common Stock.
(7)    Includes 58,334 shares subject to exercisable options and 390 shares pursuant to the Company's 401(k) Plan.
(8)    Includes 140,000 shares subject to exercisable options, 500 shares owned by each of Mr. Aiken's three children, and 28,592 shares pursuant to the
       Company's 401(k) Plan.
(9)    Includes 10,000 shares subject to exercisable options, which Mr. Nagel received pursuant to the Atchison Casting Non-Employee Director Option
       Plan and 10,130 shares received in lieu of cash for directors' fees.
(10)   Includes 10,000 shares subject to exercisable options, which Mr. Bullard received pursuant to the Atchison Casting Non-Employee Director Option
       Plan and 20,870 shares received in lieu of cash for directors' fees.
(11)   Includes 10,000 shares subject to exercisable options, which Mr. Rada received pursuant to the Atchison Casting Non-Employee Director Option
       Plan.
(12)   Stanley B. Atkins owns no shares of Common Stock and holds no shares subject to exercisable options. (13) Includes 25,999 shares subject to exercisable options. (14) Includes 17,667 shares subject to exercisable options.
(15)   Includes 19,001 shares subject to exercisable options and 1,804 shares pursuant to the Company's 401(k) Plan.
(16)   Includes 30,786 shares pursuant to the Company's 401(k) Plan and 291,001 shares subject to exercisable options.

                                       13

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the Company's knowledge, all Section 16(a) filing requirements applicable to its directors, executive officers and ten percent holders were satisfied during the fiscal year ended June 30, 2002 except that Mr. Armstrong filed a late Form 4 on July 31, 2002 with respect to an open-market purchase of
33,000 shares of Common Stock on May 31, 2002.

Other Business

         As of the date of this proxy statement, management knows of no other matters to be presented at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Relationship with Independent Accountants

         The Board of Directors, on the recommendation of the Audit Committee, has selected the firm of KPMG LLP as independent auditors to examine the financial statements of the Company and its subsidiaries for the fiscal year
2003. Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                          PROPOSALS OF SECURITY HOLDERS

         The Company currently plans to hold the 2003 Annual Meeting in
Atchison, Kansas, on or around November 21, 2003. Pursuant to the Company's
By-Laws, stockholders desiring to bring business before the annual meeting must provide written notice of each matter to the Company's Secretary not less than
60 days nor more than 120 days prior to the date of the annual meeting. Such notice must contain certain information specified in the Company's By-Laws. If a stockholder desires his or her proposal to be considered for inclusion in the proxy statement for the 2003 annual meeting, it must be received by the
Company's Secretary no later than July 9, 2003 and must comply with the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

                                          ATCHISON CASTING CORPORATION

                                          /s/ Thomas K. Armstrong, Jr.

                                          Thomas K. Armstrong, Jr.
                                          Chairman of the Board and
                                          Chief Executive Officer
Dated:  November 6, 2002
Atchison, Kansas

                                       14

                                   APPENDIX A
                             AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit
Committee. The Audit Committee shall consist of three or more directors, as determined by the Board of Directors, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

     A.   Definition of Independence

          1.   Employees. A director who is an employee (including non-employee executive officers) of the Company or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the
               Company, the director could serve on the Audit Committee after three years following the termination of the relationship between the Company and the former parent or predecessor;

          2.   Business Relationship. A director (i) who is a partner,
               controlling stockholder, or executive officer of an organization that has a business relationship with the Company, or (ii) who has a direct business relationship with the Company (e.g., a consultant) may serve on the Audit Committee only if the
               Company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment or such relationship is not in violation of any SEC regulation. In making a determination regarding the independence of a director pursuant to this
               paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Company, to the director, and, if applicable, to the organization with which the director is affiliated. "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Company, or the director can be a partner, officer or employee of an organization that has such a
               relationship. The director may serve on the Audit Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the Company, (2) the relationship between the director and his or her partnership status,
               stockholder interest or executive officer position, or (3) the direct business relationship between the director and the
               Company;

          3.   Cross Compensation Committee Link. A director who is employed as an executive of another company where any of the Company's executives serves on that company's compensation committee may not serve on the Audit Committee; and

          4.   Immediate Family. A director who is an Immediate Family member of an individual who is an executive officer of the Company or any of its affiliates cannot serve on the Audit Committee until three years following of the termination of such employment
               relationship. "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

All members of the Audit Committee shall be financially literate, as such qualification is interpreted by the Company's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after their appointment to the Audit Committee, and at least one member of the
Audit Committee shall be a "financial expert" (as that term is defined by SEC regulation), as the Board of Directors interprets such qualification in its business judgment.

The members of the Audit Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors to serve a term of one year or until their successors shall be duly elected and qualified. The Board of
Directors will appoint a Chair to preside at the Audit Committee meetings and schedule meetings as appropriate.

                                      A-1

II.  PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of
Directors has established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit
Committee should encourage continuous improvement of, and should foster compliance with, the Company's policies, procedures and practices at all levels.
The Audit Committee's primary duties and responsibilities are as follows:

o    To serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

o    To review and appraise the audit efforts of the Company's independent auditors and internal auditing department.

o    To provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the
     Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

III. MEETINGS

The Audit Committee shall meet at least two times a year and at such times as requested by the Chair, or a Director or Officer of the Company, or by the
Company's independent auditors. The Chair of the Audit Committee shall prepare or approve an agenda in advance of each meeting. The Chief Executive Officer,
Chief Financial Officer, Director of Internal Audit, outside legal counsel, representative from independent auditors and other parties may be invited to all meetings. Non-committee members may be excused from attendance at any meeting or portion of any meeting by the Chair.

As part of its job to foster open communication, the Audit Committee may meet at, in person or by telephone, at any time with management with, the head of the
Company's internal auditing department and the independent auditors in separate sessions to discuss any matter that the Audit Committee or each of these groups believes should be discussed privately. The Audit Committee shall meet at least annually with the Company's financial management and independent auditors in separate executive sessions. In addition, the Audit Committee or its Chair may meet or speak with the independent auditors and management at any time to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

IV.  RESPONSIBILITIES

To fulfill its duties and responsibilities the Audit Committee shall:

Review Procedures

     1.   Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

     2.   Review the Company's audited financial statements with management and the independent auditors prior to the release of year-end earnings and prior to filing the Company's Annual Report on Form 10-K or 10-KSB.

     3.   Review the Company's quarterly financial results with management and the independent auditors prior to the release of quarterly earnings and/or the Company's financial statement and prior to filing the
          Company's Quarterly Report on Form 10-Q or 10-QSB.

     4.   Review, as appropriate, any other material financial information submitted to any governmental or public body, including any certification, report, opinion, or review rendered by the independent auditors.

                                      A-2

Independent Auditors

     5.   The independent auditors are ultimately accountable to the Audit
          Committee and the Board of Directors, as representatives of the
          Company's stockholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, compensate, evaluate the performance of and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

     6.   Ensure that the independent auditors submit on a periodic basis to the
          Audit Committee a formal written statement delineating all relationships between the auditor and the Company, consistent with
          Independence Standards Board Standard No. 1.

     7.   Actively engage in dialogue with the independent auditors and legal counsel with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     8.   Recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     9.   Following each audit by the independent auditors, obtain from the independent auditors assurance that Section 10A of the Private
          Securities Litigation Reform Act of 1995 has not been implicated.

     10.  Review and discuss with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

     11.  In connection with the Company's year-end financials, discuss with financial management and the independent auditors significant issues regarding accounting principals, practices and judgments and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 61.

     12.  In connection with the Company's interim financials, discuss with financial management and independent auditors any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 71. The Chair of the Audit Committee may
          represent the entire Audit Committee for purposes of the quarterly review and communication.

     13.  Review and discuss with financial management and the independent auditors: (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the
          Company; and (b) any transactions or courses of dealing with any party related to the Company that are relevant to an understanding of the
          Company's financial statements.

     14.  Review and discuss with financial management and the independent auditors the adequacy of the Company's internal controls.

     15.  Review and discuss with financial management and the independent auditors the accounting policies of the Company which may be viewed as critical.

     16.  Consider and approve, if appropriate, significant changes to the
          Company's auditing and accounting principles, policies and practices as suggested by the independent auditors, financial management, or the internal auditing department.

Improvement Process

     17.  Meet periodically, no less than annually, with financial management to review the Company's major financial risk exposure and the steps management has taken to monitor and control such exposures.

Proxy Statement

     18.  Prepare and approve the report of the Audit Committee required by the rules of the SEC to be included in the Company's annual proxy statement.

                                      A-3

     19.  Oversee the publication of this Charter at least every three years in the Company's annual proxy statement in accordance with SEC regulations.

Miscellaneous

     20.  Retain, if appropriate, special legal, accounting or other consultants to advise the Audit Committee.

     21.  Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies related to financial matters and any material reports or inquiries related to financial matters that are received from regulators or governmental agencies.

     22.  Periodically conduct a self-assessment of the Audit Committee's performance.

     23.  Advise the Board of Directors on the Company's policies and procedures regarding compliance with applicable laws and regulations related to financial matters.

     24.  Submit the minutes of all meetings of the Audit Committee to, and discuss the matters discussed at each Audit Committee meeting with, the Board of Directors, as appropriate.

     25.  Perform any other activities consistent with this Charter, the
          Company's Bylaws and governing law, as the Audit Committee or the
          Board of Directors deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this
Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

                                      A-4

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PROXY                                                                      PROXY

                          ATCHISON CASTING CORPORATION
                             400 South Fourth Street
                             Atchison, Kansas 66002

          This Proxy is Solicited on Behalf of the Board of Directors.

         The undersigned hereby appoints Kevin T. McDermed and Thomas K.
Armstrong, Jr., or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Atchison Casting Corporation the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on December 12, 2002, or any adjournment or postponement thereof. This proxy revokes all prior proxies given by the undersigned.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                      USING THE ENCLOSED PREPAID ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          ATCHISON CASTING CORPORATION
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. |X|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES.

1. PROPOSAL ONE:  ELECTION OF DIRECTORS --

Nominee: Vladimir Rada      For Withhold For All   To withhold authority to vote, mark
                            All    All    Except   "For All Except" and write the
Nominee: William Bullard    | |    | |     | |      nominee's name on the line below.

                                                    __________________________________

2. In their discretion, the Proxies      This Proxy, when properly executed, will
   are authorized to vote upon such      be voted in the manner directed herein by
   other business as may properly        the undersigned stockholder.  If no
   come before the meeting and all       direction is made, this proxy will be
   all matters incident to the conduct   voted FOR the nominees in Proposal One.
   of the meeting.
                                         Dated:___________________________, 2002
                                         Signature(s)___________________________
                                         _______________________________________

                                         Please sign exactly as name appears at
                                         left. When shares are held by joint
                                         tenants, both should sign. When signing
                                         as attorney, executor, administrator,
                                         trustee or guardian, please give full
                                         title as such. If a corporation, please
                                         sign in full corporate name by President
                                         or other authorized officer. If a
                                         partnership, please sign in partnership
                                         name by an authorized person.

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